June 7, 2012

Deborah O’Neal-Johnson, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Tax-Free High Yield Fund, Inc. (“Registrant”)
  T. Rowe Price Tax-Free High Yield Fund–Advisor Class
 File Nos.: 002-94641/811-4163

Dear Ms. O’Neal-Johnson:

Pursuant to Section 6 of the Securities Act of 1933, Section 8 of the Investment Company Act of 1940, as amended, and Rule 485(a) under the 1933 Act, we are hereby filing Post-Effective Amendment No. 35 (the “Amendment”) to the Registrant’s Registration Statement on Form N-1A. The Amendment reflects the addition of a new class called the T. Rowe Price Tax-Free High Yield Fund–Advisor Class.

The disclosure in Sections 1 and 3 of the prospectus is substantially similar to the current prospectus for the existing class of the Registrant called T. Rowe Price Tax-Free High Yield Fund (002-94641/811-4163). Please note that Section 3 of the current prospectus for the existing class covers multiple funds, whereas the prospectus for the new class does not. Further, Sections 2 and 4 of the prospectus being filed are common to the prospectuses for all T. Rowe Price Advisor Class funds.

We have not yet obtained a NASDAQ ticker symbol, however, once it is received, it will be added to the front cover of the prospectus.

The Statement of Additional Information (the “SAI”) is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds). Certain changes have been made in the text of the SAI to reflect the addition of the new class.

The filing is scheduled to go effective on August 6, 2012.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Darrell Braman at 410-345-2013.

Sincerely,

/s/Brian R. Poole
Brian R. Poole, Esquire